Exhibit 99.1

Essent Group Ltd. Announces Second Quarter 2023 Results and Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--August 4, 2023--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2023 of $172.2 million or $1.61 per diluted share, compared to $231.8 million or $2.16 per diluted share for the quarter ended June 30, 2022.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.25 per common share. The dividend is payable on September 11, 2023, to shareholders of record on September 1, 2023.
“We are pleased with our second quarter 2023 financial results, which reflect the high quality of our portfolio and the resilience in housing and employment,” said Mark A. Casale, Chairman and Chief Executive Officer. “Our strong operational performance continues to demonstrate the earnings power of our business and provide us with attractive levels of excess capital, which we can then deploy in the best long-term interest of our shareholders.”
Financial Highlights:
•New insurance written for the second quarter of 2023 was $13.5 billion, compared to $12.9 billion in the first quarter of 2023 and $20.1 billion in the second quarter of 2022.

•Insurance in force as of June 30, 2023 was $235.6 billion, compared to $231.5 billion as of March 31, 2023 and $215.9 billion as of June 30, 2022.

•The combined ratio for the second quarter of 2023 was 20.4%, compared to 22.7% in the first quarter of 2023 and (16.2)% in the second quarter of 2022.

•During the quarter, Essent successfully executed a consent and tender process on $637 million of outstanding notes from two seasoned ILN deals that provided no regulatory or economic capital credit.

•On July 1, 2023, Essent Group Ltd. completed its previously announced acquisition of Agents National Title Holding Company and Boston National Holdings LLC for $92.6 million.

•On July 27, 2023, Essent priced its 9th insurance-link note transaction, Radnor Re 2023-1, which provides $281.5 million of collateralized reinsurance coverage for NIW from August 2022 through June 2023.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; deteriorating economic conditions (including inflation, rising interest rates and other adverse economic trends); the impact of COVID-19 and related economic conditions; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on February 17, 2023, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which serves the housing finance industry by offering private mortgage insurance, reinsurance, risk management products and title insurance and settlement services to mortgage lenders, borrowers, and investors to support homeownership. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2023

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Rollforward of Defaults and Reserve for Losses and LAE
Exhibit K	Detail of Reserves by Default Delinquency
Exhibit L	Investments Available for Sale
Exhibit M	Insurance Company Capital

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2023	2022	2023	2022
Revenues:
Direct premiums written	$249,167	$232,660	$488,658	$452,914
Ceded premiums	(39,546)	(22,318)	(73,137)	(42,841)
Net premiums written	209,621	210,342	415,521	410,073
Decrease in unearned premiums	3,608	1,669	8,966	17,268
Net premiums earned	213,229	212,011	424,487	427,341
Net investment income	45,250	29,339	88,486	54,019
Realized investment losses, net	(1,589)	(471)	(2,077)	(7,823)
(Loss) income from other invested assets	(4,852)	1,953	(7,554)	26,658
Other income	8,090	1,577	13,032	8,825
Total revenues	260,128	244,409	516,374	509,020

Losses and expenses:
Provision (benefit) for losses and LAE	1,260	(76,199)	1,080	(183,057)
Other underwriting and operating expenses	42,174	41,898	90,369	82,694
Interest expense	7,394	2,887	14,330	5,113
Total losses and expenses	50,828	(31,414)	105,779	(95,250)

Income before income taxes	209,300	275,823	410,595	604,270
Income tax expense	37,067	44,054	67,535	98,334
Net income	$172,233	$231,769	$343,060	$505,936

Earnings per share:
Basic	$1.62	$2.17	$3.22	$4.70
Diluted	1.61	2.16	3.20	4.69

Weighted average shares outstanding:
Basic	106,249	106,921	106,594	107,540
Diluted	107,093	107,283	107,338	107,933

Net income	$172,233	$231,769	$343,060	$505,936

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	(36,098)	(134,268)	22,655	(337,274)
Total other comprehensive income (loss)	(36,098)	(134,268)	22,655	(337,274)
Comprehensive income	$136,135	$97,501	$365,715	$168,662

Loss ratio	0.6%	(35.9%)	0.3%	(42.8%)
Expense ratio	19.8	19.8	21.3	19.4
Combined ratio	20.4%	(16.2%)	21.5%	(23.5%)

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2023	2022
Assets
Investments
Fixed maturities available for sale, at fair value	$4,438,554	$4,489,598
Short-term investments available for sale, at fair value	583,540	252,027
Total investments available for sale	5,022,094	4,741,625
Other invested assets	266,559	257,941
Total investments	5,288,653	4,999,566
Cash	68,101	81,240
Accrued investment income	36,099	33,162
Accounts receivable	62,692	57,399
Deferred policy acquisition costs	9,460	9,910
Property and equipment	31,324	19,571
Prepaid federal income tax	446,460	418,460
Other assets	40,526	104,489

Total assets	$5,983,315	$5,723,797

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$216,943	$216,464
Unearned premium reserve	153,921	162,887
Net deferred tax liability	328,340	356,810
Credit facility borrowings, net of deferred costs	421,392	420,864
Other accrued liabilities	129,367	104,463
Total liabilities	1,249,963	1,261,488

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 106,988 shares in 2023 and 107,683 shares in 2022	1,605	1,615
Additional paid-in capital	1,309,834	1,350,377
Accumulated other comprehensive loss	(360,135)	(382,790)
Retained earnings	3,782,048	3,493,107
Total stockholders' equity	4,733,352	4,462,309

Total liabilities and stockholders' equity	$5,983,315	$5,723,797

Return on average equity (1)	14.9%	19.1%

(1) The 2023 return on average equity is calculated by dividing annualized year-to-date 2023 net income by average equity.  The 2022 return on average equity is calculated by dividing full year 2022 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2023		2022
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned:
U.S. Mortgage Insurance Portfolio	$195,502	$196,565	$192,670	$194,272	$198,891
GSE and other risk share	17,727	14,693	14,582	13,662	13,120
Net premiums earned	213,229	211,258	207,252	207,934	212,011
Net investment income	45,250	43,236	37,796	32,594	29,339
Realized investment (losses) gains, net	(1,589)	(488)	(5,524)	175	(471)
(Loss) income from other invested assets	(4,852)	(2,702)	(7,599)	9,617	1,953
Other income (loss) (1)	8,090	4,942	(1,888)	11,447	1,577
Total revenues	260,128	256,246	230,037	261,767	244,409

Losses and expenses:
Provision (benefit) for losses and LAE	1,260	(180)	4,101	4,252	(76,199)
Other underwriting and operating expenses	42,174	48,195	46,895	42,144	41,898
Interest expense	7,394	6,936	6,045	4,450	2,887
Total losses and expenses	50,828	54,951	57,041	50,846	(31,414)

Income before income taxes	209,300	201,295	172,996	210,921	275,823
Income tax expense (2)	37,067	30,468	25,630	32,870	44,054
Net income	$172,233	$170,827	$147,366	$178,051	$231,769

Earnings per share:
Basic	$1.62	$1.60	$1.38	$1.67	$2.17
Diluted	1.61	1.59	1.37	1.66	2.16

Weighted average shares outstanding:
Basic	106,249	106,943	106,881	106,870	106,921
Diluted	107,093	107,585	107,419	107,337	107,283

Book value per share	$44.24	$43.18	$41.44	$39.87	$39.67
Return on average equity (annualized)	14.7%	15.0%	13.5%	16.6%	21.8%

Other Data:
Loss ratio (3)	0.6%	(0.1)%	2.0%	2.0%	(35.9)%
Expense ratio (4)	19.8	22.8	22.6	20.3	19.8
Combined ratio	20.4%	22.7%	24.6%	22.3%	(16.2)%

Credit Facility
Borrowings outstanding	$425,000	$425,000	$425,000	$425,000	$425,000
Undrawn committed capacity	$400,000	$400,000	$400,000	$400,000	$400,000
Weighted average interest rate (end of period)	6.87%	6.52%	6.02%	4.39%	2.92%
Debt-to-capital	8.24%	8.38%	8.70%	9.01%	9.05%

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022 was $2,726, ($368), ($6,515), $5,177, and ($5,549), respectively.

(2) Income tax expense for the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022 includes $(888), ($368), ($4,122), $2,925, and ($299) respectively, of discrete tax (benefit) expense associated with realized and unrealized gains and losses. Income tax expense for the quarter ended June 30, 2023 also includes $5,295 of net discrete tax expense associated with prior year tax returns.

(3) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(4) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

		Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2023		2022
Other Data, continued:	June 30	March 31	December 31	September 30	June 30
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$13,498,080	$12,893,789	$13,011,432	$17,112,017	$20,096,135
New risk written	3,726,513	3,548,015	3,522,726	4,570,699	5,442,115

Bulk:
New insurance written	$—	$—	$—	$—	$196
New risk written	—	—	—	—	29

Total:
New insurance written	$13,498,080	$12,893,789	$13,011,432	$17,112,017	$20,096,331
New risk written	$3,726,513	$3,548,015	$3,522,726	$4,570,669	$5,442,144

Average insurance in force	$233,484,941	$228,885,174	$224,840,675	$219,280,350	$210,896,297
Insurance in force (end of period)	$235,649,884	$231,537,417	$227,062,055	$222,542,569	$215,896,531
Gross risk in force (end of period) (5)	$62,403,400	$60,879,979	$59,276,489	$57,743,091	$55,678,063
Risk in force (end of period)	$53,290,643	$51,469,312	$49,903,626	$48,690,571	$47,289,910
Policies in force	821,690	815,751	808,596	800,745	789,652
Weighted average coverage (6)	26.5%	26.3%	26.1%	25.9%	25.8%
Annual persistency	85.8%	84.4%	82.1%	77.9%	73.4%

Loans in default (count)	12,480	12,773	13,433	12,435	12,707
Percentage of loans in default	1.52%	1.57%	1.66%	1.55%	1.61%

U.S. Mortgage Insurance Portfolio premium rate:
Base average premium rate (7)	0.40%	0.40%	0.40%	0.40%	0.41%
Single premium cancellations (8)	—%	—%	—%	0.01%	0.01%
Gross average premium rate	0.40%	0.40%	0.40%	0.41%	0.42%
Ceded premiums	(0.07%)	(0.06%)	(0.06%)	(0.06%)	(0.04%)
Net average premium rate	0.33%	0.34%	0.34%	0.35%	0.38%

(5) Gross risk in force includes risk ceded under third-party reinsurance.
(6) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(7) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(8) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2023		June 30, 2022		June 30, 2023		June 30, 2022
($ in thousands)
>=760	$5,413,790	40.1%	$8,555,331	42.6%	$10,260,848	38.9%	$13,965,985	42.4%
740-759	2,428,773	18.0	3,421,392	17.0	4,826,755	18.3	5,534,624	16.8
720-739	2,194,400	16.3	3,105,275	15.4	4,399,244	16.7	5,096,593	15.5
700-719	2,022,302	15.0	2,554,997	12.7	4,025,194	15.2	4,175,470	12.7
680-699	1,032,061	7.6	1,785,196	8.9	2,132,876	8.1	2,932,962	8.9
<=679	406,754	3.0	673,944	3.4	746,952	2.8	1,231,983	3.7
Total	$13,498,080	100.0%	$20,096,135	100.0%	$26,391,869	100.0%	$32,937,617	100.0%

Weighted average credit score	746		747		746		747

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2023		June 30, 2022		June 30, 2023		June 30, 2022
($ in thousands)
85.00% and below	$988,752	7.3%	$1,675,255	8.3%	$1,951,761	7.4%	$2,937,293	8.9%
85.01% to 90.00%	2,819,310	20.9	5,487,721	27.3	5,505,138	20.9	8,903,659	27.0
90.01% to 95.00%	7,339,533	54.4	10,874,315	54.1	14,769,646	55.9	17,290,570	52.5
95.01% and above	2,350,485	17.4	2,058,844	10.3	4,165,324	15.8	3,806,095	11.6
Total	$13,498,080	100.0%	$20,096,135	100.0%	$26,391,869	100.0%	$32,937,617	100.0%

Weighted average LTV	93%		93%		93%		93%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2023		June 30, 2022		June 30, 2023		June 30, 2022
Single Premium policies		4.3%		6.5%		4.1%		4.7%
Monthly Premium policies		95.7		93.5		95.9		95.3
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2023		June 30, 2022		June 30, 2023		June 30, 2022
Purchase		98.8%		98.0%		98.7%		96.5%
Refinance		1.2		2.0		1.3		3.5
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	June 30, 2023		March 31, 2023		June 30, 2022
($ in thousands)
>=760	$95,925,520	40.8%	$94,560,292	40.8%	$89,790,212	41.6%
740-759	40,733,799	17.3	39,870,193	17.2	36,606,394	17.0
720-739	36,791,104	15.6	35,950,319	15.5	32,637,422	15.1
700-719	30,970,132	13.1	30,103,007	13.0	27,258,759	12.6
680-699	19,667,866	8.3	19,338,187	8.4	17,697,662	8.2
<=679	11,561,463	4.9	11,715,419	5.1	11,906,082	5.5
Total	$235,649,884	100.0%	$231,537,417	100.0%	$215,896,531	100.0%

Weighted average credit score	746		746		746

Gross RIF by FICO score	June 30, 2023		March 31, 2023		June 30, 2022
($ in thousands)
>=760	$25,138,762	40.3%	$24,613,214	40.4%	$22,956,271	41.2%
740-759	10,922,780	17.5	10,612,582	17.4	9,540,921	17.1
720-739	9,896,425	15.9	9,602,368	15.8	8,545,969	15.3
700-719	8,319,353	13.3	8,017,430	13.2	7,107,888	12.8
680-699	5,248,349	8.4	5,126,581	8.4	4,601,675	8.3
<=679	2,877,731	4.6	2,907,804	4.8	2,925,339	5.3
Total	$62,403,400	100.0%	$60,879,979	100.0%	$55,678,063	100.0%

Portfolio by LTV
IIF by LTV	June 30, 2023		March 31, 2023		June 30, 2022
($ in thousands)
85.00% and below	$22,427,649	9.5%	$23,502,232	10.2%	$25,510,400	11.8%
85.01% to 90.00%	63,562,258	27.0	63,478,244	27.3	61,304,806	28.4
90.01% to 95.00%	115,768,826	49.1	112,184,833	48.5	98,938,435	45.8
95.01% and above	33,891,151	14.4	32,372,108	14.0	30,142,890	14.0
Total	$235,649,884	100.0%	$231,537,417	100.0%	$215,896,531	100.0%

Weighted average LTV	93%		92%		92%

Gross RIF by LTV	June 30, 2023		March 31, 2023		June 30, 2022
($ in thousands)
85.00% and below	$2,667,981	4.3%	$2,793,895	4.6%	$3,012,030	5.4%
85.01% to 90.00%	15,583,198	25.0	15,529,427	25.5	14,868,579	26.7
90.01% to 95.00%	34,026,320	54.5	32,929,489	54.1	28,921,722	52.0
95.01% and above	10,125,901	16.2	9,627,168	15.8	8,875,732	15.9
Total	$62,403,400	100.0%	$60,879,979	100.0%	$55,678,063	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	June 30, 2023		March 31, 2023		June 30, 2022
($ in thousands)
FRM 30 years and higher	$228,745,641	97.1%	$224,230,607	96.8%	$207,888,842	96.3%
FRM 20-25 years	2,124,690	0.9	2,364,623	1.0	3,114,962	1.4
FRM 15 years	1,953,448	0.8	2,214,448	1.0	3,222,801	1.5
ARM 5 years and higher	2,826,105	1.2	2,727,739	1.2	1,669,926	0.8
Total	$235,649,884	100.0%	$231,537,417	100.0%	$215,896,531	100.0%

					Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2023		2022
($ in thousands)	June 30	March 31	December 31	September 30	June 30
GSE and other risk share (1):
Risk in Force	$2,276,702	$2,098,033	$2,030,571	$2,026,895	$1,898,364
Reserve for losses and LAE	$55	$65	$74	$102	$144

Weighted average credit score	749	749	749	748	748
Weighted average LTV	83%	83%	83%	84%	84%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

													Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
June 30, 2023

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$1,807,238	3.0%	11,385	4.31%	75.6%	65.8%	6.4%	14.9%	43.4%	2.5%	416	3.65%
2015	26,193,656	1,649,738	6.3	9,997	4.19	84.7	75.8	4.5	17.4	39.6	2.6	367	3.67
2016	34,949,319	3,476,870	9.9	19,998	3.89	87.9	79.3	11.6	16.2	42.4	2.5	586	2.93
2017	43,858,322	5,316,345	12.1	31,404	4.27	91.3	70.7	20.4	20.4	37.9	3.5	1,134	3.61
2018	47,508,525	6,113,917	12.9	34,026	4.79	94.6	70.5	25.6	21.7	32.7	4.8	1,456	4.28
2019	63,569,183	13,481,766	21.2	63,599	4.22	87.9	67.6	24.3	18.7	35.6	4.9	1,845	2.90
2020	107,944,065	52,266,774	48.4	198,262	3.19	67.3	55.6	12.7	10.8	45.6	3.6	2,359	1.19
2021	84,218,250	66,928,946	79.5	216,319	3.08	85.7	61.9	15.0	13.9	40.5	7.5	2,799	1.29
2022	63,061,262	58,725,613	93.1	165,953	5.07	97.8	65.0	11.1	12.7	39.7	18.7	1,429	0.86
2023 (through June 30)	26,391,869	25,882,677	98.1	70,747	6.34	98.7	71.9	16.0	11.0	38.4	7.8	89	0.13
Total	$558,363,302	$235,649,884	42.2	821,690	4.12	86.5	63.5	14.4	13.3	40.7	4.3	12,480	1.52

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

											Exhibit H
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
June 30, 2023
($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2018-1	Jan. 2017 - Dec. 2017	$—	$—	$—	$—	$—	$—	$—	$—	$1,781	$—
Radnor Re 2019-1	Jan. 2018 - Dec. 2018	6,031,462	1,568,566	473,184	21,467	—	253,643	247,780	9,948	13,447	—
Radnor Re 2019-2	Jan. 2015 - Dec. 2016	—	—	—	—	—	—	—	—	220	—
Radnor Re 2020-1	Jan. 2019 - Aug. 2019	7,496,071	1,939,751	495,889	52,691	—	215,605	214,221	3,497	5,871	—
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	35,742,003	9,110,919	557,911	374,172	—	278,956	278,827	2,984	6,178	289,810
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	39,179,542	10,503,842	439,407	384,452	—	279,415	279,297	4,121	8,274	331,024
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	32,744,576	8,818,357	237,868	237,868	—	303,761	303,761	4,306	8,521	218,839
Total		$121,193,654	$31,941,435	$2,204,259	$1,070,650	$—	$1,331,380	$1,323,886	$24,856	$44,292	$839,673

Excess of Loss Reinsurance (2)
										Earned Premiums Ceded
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention		Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
XOL 2018-1	Jan. 2017 - Dec. 2017	$5,200,346	$1,369,342	$165,167	$65,983	$—	$678,283	$421,003		$309	$664	$—
XOL 2019-1	Jan. 2018 - Dec. 2018	6,031,462	1,568,566	118,650	76,144	—	253,643	247,780	(4)	621	1,234	—
XOL 2020-1	Jan. 2019 - Dec. 2019	7,496,071	1,939,751	55,102	41,162	—	215,605	214,221	(4)	311	628	—
XOL 2022-1	Oct. 2021 - Dec. 2022	72,971,240	19,674,482	141,992	141,992	—	507,114	507,114		1,615	3,169	138,395
Total		$91,699,119	$24,552,141	$480,911	$325,281	$—	$1,654,645	$1,390,118		$2,856	$5,695	$138,395

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) First layer retentions shown are ILN retention levels as a result of overlapping coverage within the vintage.

Quota Share Reinsurance (2)
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(5)	$57,938,827	$14,951,010	$12,929,459	$3,298,284	$(1,015)	$(1,744)	$2,785	$5,712	$4,138	$8,824	$198,708
Jan. 2022 - Dec. 2023	20%	58,669,337	15,850,694	11,733,867	3,170,139	2,388	4,881	1,959	3,938	6,110	12,364	227,761
Jan. 2023 - Dec. 2023	17.5%	25,838,027	7,133,730	4,521,655	1,248,403	304	332	611	776	1,586	1,962	88,320
Total		$142,446,191	$37,935,434	$29,184,981	$7,716,826	$1,677	$3,469	$5,355	$10,426	$11,834	$23,150	$514,789

(5) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	June 30, 2023	March 31, 2023	June 30, 2022
CA	13.1%	13.2%	13.2%
FL	10.8	10.4	10.0
TX	10.5	10.5	10.2
CO	4.1	4.2	4.2
AZ	3.7	3.6	3.4
WA	3.4	3.4	3.5
GA	3.3	3.2	3.1
IL	2.9	3.0	3.2
VA	2.9	3.0	3.1
NJ	2.9	2.9	3.1
All Others	42.4	42.6	43.0
Total	100.0%	100.0%	100.0%

Gross RIF by State
	June 30, 2023	March 31, 2023	June 30, 2022
CA	13.0%	13.0%	13.0%
FL	11.1	10.7	10.3
TX	10.8	10.8	10.6
CO	4.1	4.1	4.1
AZ	3.8	3.7	3.4
WA	3.4	3.4	3.4
GA	3.4	3.3	3.2
IL	2.8	2.9	3.1
VA	2.8	2.9	3.0
NJ	2.8	2.8	2.9
All Others	42.0	42.4	43.0
Total	100.0%	100.0%	100.0%

					Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Rollforward of Defaults and Reserve for Losses and LAE
U.S. Mortgage Insurance Portfolio

Rollforward of Insured Loans in Default
	Three Months Ended
	2023		2022
	June 30	March 31	December 31	September 30	June 30
Beginning default inventory	12,773	13,433	12,435	12,707	14,923
Plus: new defaults (A)	6,575	7,015	7,505	6,448	5,495
Less: cures	(6,761)	(7,574)	(6,425)	(6,642)	(7,639)
Less: claims paid	(96)	(94)	(73)	(68)	(65)
Less: rescissions and denials, net	(11)	(7)	(9)	(10)	(7)
Ending default inventory	12,480	12,773	13,433	12,435	12,707

(A) New defaults remaining as of June 30, 2023	4,876	2,343	1,797	1,104	559
Cure rate (1)	26%	67%	76%	83%	90%

Total amount paid for claims (in thousands)	$1,890	$1,959	$1,441	$1,261	$1,137
Average amount paid per claim (in thousands)	$20	$21	$20	$19	$17
Severity	58%	59%	46%	47%	50%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2023		2022
($ in thousands)	June 30	March 31	December 31	September 30	June 30
Reserve for losses and LAE at beginning of period	$215,957	$216,390	$212,392	$209,829	$292,818
Less: Reinsurance recoverables	16,357	14,618	13,244	13,657	19,335
Net reserve for losses and LAE at beginning of period	199,600	201,772	199,148	196,172	273,483
Add provision for losses and LAE occurring in:
Current period	31,377	32,693	36,141	20,144	18,720
Prior years	(30,107)	(32,864)	(32,012)	(15,850)	(94,809)
Incurred losses and LAE during the period	1,270	(171)	4,129	4,294	(76,089)
Deduct payments for losses and LAE occurring in:
Current period	31	—	113	30	80
Prior years	1,909	2,001	1,392	1,288	1,142
Loss and LAE payments during the period	1,940	2,001	1,505	1,318	1,222
Net reserve for losses and LAE at end of period	198,930	199,600	201,772	199,148	196,172
Plus: Reinsurance recoverables	17,958	16,357	14,618	13,244	13,657
Reserve for losses and LAE at end of period	$216,888	$215,957	$216,390	$212,392	$209,829

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit K
Essent Group Ltd. and Subsidiaries
Supplemental Information
Detail of Reserves by Default Delinquency
U.S. Mortgage Insurance Portfolio

	June 30, 2023
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	5,581	45%	$33,864	17%	$388,012	9%
Four to eleven payments	4,725	38	82,196	41	348,955	24
Twelve or more payments	2,045	16	78,236	39	123,903	63
Pending claims	129	1	5,680	3	6,687	85
Total case reserves	12,480	100%	199,976	100%	$867,557	23%
IBNR			14,998
LAE			1,914
Total reserves for losses and LAE			$216,888

Average reserve per default:
Case			$16.0
Total			$17.4

Default Rate	1.52%

	December 31, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	6,154	46%	$32,242	16%	$411,624	8%
Four to eleven payments	4,684	35	65,071	33	317,417	21
Twelve or more payments	2,474	18	98,291	49	147,247	67
Pending claims	121	1	3,815	2	4,860	78
Total case reserves	13,433	100%	199,419	100%	$881,148	23%
IBNR			14,956
LAE			2,015
Total reserves for losses and LAE			$216,390

Average reserve per default:
Case			$14.8
Total			$16.1

Default Rate	1.66%

	June 30, 2022
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	4,036	32%	$18,653	10%	$250,303	7%
Four to eleven payments	4,741	37	59,753	31	304,764	20
Twelve or more payments	3,849	30	111,442	57	236,440	47
Pending claims	81	1	3,568	2	3,574	100
Total case reserves	12,707	100%	193,416	100%	$795,081	24%
IBNR			14,506
LAE			1,907
Total reserves for losses and LAE			$209,829

Average reserve per default:
Case			$15.2
Total			$16.5

Default Rate	1.61%

				Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	June 30, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$643,586	12.8%	$556,438	11.7%
U.S. agency securities	9,671	0.2	49,058	1.0
U.S. agency mortgage-backed securities	810,108	16.1	783,743	16.5
Municipal debt securities	600,162	12.0	602,690	12.8
Non-U.S. government securities	50,553	1.0	62,399	1.3
Corporate debt securities	1,349,221	26.9	1,414,321	29.8
Residential and commercial mortgage securities	510,350	10.2	511,824	10.8
Asset-backed securities	634,910	12.6	624,561	13.2
Money market funds	413,533	8.2	136,591	2.9
Total investments available for sale	$5,022,094	100.0%	$4,741,625	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	June 30, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,251,533	48.9%	$2,122,599	46.2%
Aa1	113,007	2.5	111,262	2.4
Aa2	305,630	6.6	325,241	7.1
Aa3	230,676	5.0	232,500	5.0
A1	401,624	8.7	396,095	8.6
A2	313,849	6.8	410,163	8.9
A3	263,496	5.7	268,928	5.8
Baa1	237,699	5.2	236,793	5.1
Baa2	241,926	5.2	221,308	4.8
Baa3	161,797	3.5	187,117	4.1
Below Baa3	87,324	1.9	93,028	2.0
Total (2)	$4,608,561	100.0%	$4,605,034	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $413,533 and $136,591 of money market funds at June 30, 2023 and December 31, 2022, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	June 30, 2023		December 31, 2022
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,511,281	30.1%	$1,245,839	26.3%
1 to < 2 Years	545,993	10.9	534,038	11.3
2 to < 3 Years	408,377	8.1	511,701	10.8
3 to < 4 Years	529,277	10.5	525,683	11.1
4 to < 5 Years	395,775	7.9	400,540	8.4
5 or more Years	1,631,391	32.5	1,523,824	32.1
Total investments available for sale	$5,022,094	100.0%	$4,741,625	100.0%

Pre-tax investment income yield:
Three months ended	3.46%		3.03%
Six months ended June 30, 2023	3.42%

Holding company net cash and investments available for sale:
($ in thousands)
As of June 30, 2023	$739,525
As of December 31, 2022	$685,178

					Exhibit M

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	2023		2022
	June 30	March 31	December 31	September 30	June 30
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$3,243,086	$3,207,102	$3,178,151	$3,128,681	$3,062,438

Combined net risk in force (2)	$34,019,643	$33,038,825	$32,265,701	$31,736,095	$31,221,406

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	10.8:1	10.6:1	10.5:1	10.5:1	10.6:1
Essent Guaranty of PA, Inc.	0.5:1	0.5:1	0.6:1	0.6:1	0.6:1
Combined (4)	10.5:1	10.3:1	10.2:1	10.1:1	10.2:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$3,245,481	$3,226,436	$3,191,047	$3,147,545	$3,120,098
Minimum Required Assets	1,991,741	1,917,769	1,832,363	1,759,182	1,869,524
PMIERs excess Available Assets	$1,253,740	$1,308,667	$1,358,684	$1,388,363	$1,250,574
PMIERs sufficiency ratio (6)	163%	168%	174%	179%	167%

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,633,763	$1,573,013	$1,478,772	$1,397,287	$1,380,067

Net risk in force (2)	$21,327,762	$20,305,111	$19,454,046	$18,694,500	$17,758,801

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) Data is based on our interpretation of the PMIERs as of the dates indicated.
(6) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.